UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

                                                                        June 30, 2007

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• • •	Movements between sectors Sector weightings versus the S&P 500 Index Sector performance versus the S&P 500 Index
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MASTERS 100 FUND
Performance & Portfolio Discussion

Dear Shareholder:

When we started the Marketocracy Masters 100 Fund on November 5, 2001, we challenged ourselves to beat the market by 4 percentage points per year. As of June 30, 2007, the Fund has delivered an average annual return of 12.29%. Over the same period, the S&P 500 Index had an average annual return of 7.53%. So for more than 5 years now we beat the market by an average of 4.76 percentage points per year!

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 1.95% as of October 27, 2006.

Setting a goal of beating the market by 4 percentage points a year does not attract much media attention. Nevertheless, I think it is a good goal for those of us who are investing money for our families.

Investing for your family is different than investing for yourself. When I was young, I felt I could take big risks because I had a lot of time to recover from any losses. Well, the years have passed quickly so I no longer have as much time and the stakes are higher because I am not the only one whose life would be affected by a significant loss.

When my daughter was born three years ago, it started me thinking: If I put aside $2,000 a year for her, how much of a difference could it make during her lifetime? If the market does as well over her lifetime as it has the past 70 years, it will average about 11% a year. So by the time my daughter turns 70, those $2,000 annual gifts could grow to more than $30 million. Beating the S&P 500 Index by 2 percentage points per year, would increase that figure to over $90 million and make a huge difference in the things I will be able to do for our children and grand-children.

A lot of family’s have financial plans that assume their stock investments will return about 11% per year precisely because that is roughly what the S&P 500 Index has delivered over the past 70 years. However, as we’ve seen since we started the Masters 100 Fund, the S&P 500 Index can fall short of that long-term average for long stretches of time.

The acid test of whether an investment advisor has added any value is whether he beats the market for you after all expenses and fees. The past 5 years have been quite challenging. We’ve seen the aftermath of a stock market bubble, a terrorist attack on U.S. soil, the lowest interest rates in 50 years, the highest corporate profits in 50 years, and all-time highs in oil, gas, and many other natural resources.

In the past 12 months, market sentiment has been quite volatile. The factor that affected fund performance the most was the decision to stick with the m100 team members that have shown themselves to be best in “choppy” markets.

Annual Report - 1

I’m proud that our team approach to investing has enabled the Masters 100 Fund to navigate the market’s opportunities to deliver a better return after all fees than the S&P 500 Index.

Thank you for the trust you’ve placed in us.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Annual Report - 2

MASTERS 100 FUND

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
As of 6/30/07	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]
Masters 100 Fund	22.40%	44.11%	81.23%	92.63%	22.40%	12.95%	12.63%	12.29%
MARKET INDICES
DJIA[2]	23.04%	37.59%	62.44%	61.09%	23.04%	11.22%	10.19%	8.80%
S&P 500[3]	20.59%	39.28%	66.31%	50.74%	20.59%	11.68%	10.71%	7.53%
NASDAQ[4]	20.72%	29.93%	83.58%	50.08%	20.72%	9.13%	12.90%	7.44%

1.	The Masters 100 Fund’s inception date was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 1.95% as of October 27, 2006.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  September 1, 2007

Annual Report - 3

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Total Net Assets.
***	Net of Cash and liabilities in excess of assets.

Growth of $10,000

Annual Report - 4

MASTERS 100 FUND

Shareholder Expense Example

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report - 5

Actual Returns vs. Hypothetical Returns

Six Months Ended June 30, 2007

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2007 to
	January 1, 2007	June 30, 2007	June 30, 2007
Actual	$1,000.00	$1,103.70	$10.17
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$ 9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report - 6

MASTERS 100 FUND

Financial Statements as of June 30, 2007

• • • • • • • •
Portfolio of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees & Officers

Annual Report - 7

Portfolio of Investments
June 30, 2007

		Shares	Market Value
Common Stocks - 89.5%			$39,711,139
(cost $31,770,876)
CONSUMER DISCRETIONARY - 3.9%			1,738,615
BRR	ACR GROUP, INC.*	8,816	40,731
AVTR	AVATAR HOLDINGS, INC.*	1,700	130,798
BYD	BOYD GAMING CORP.	3,900	191,841
BWS	BROWN SHOE CO., INC.	1,950	47,424
CRRC	COURIER CORP.	1,700	68,000
CRWS	CROWN CRAFTS, INC.*	5,400	22,410
DXPE	DXP ENTERPRISES, INC.*	3,500	149,625
HD	HOME DEPOT, INC.	4,000	157,400
HSOA	HOME SOLUTIONS OF AMERICA, INC.*	4,300	25,714
IFON	INFOSONICS CORP.*	67,600	207,532
JLN	JACLYN INC.*	4,400	50,072
JCI	JOHNSON CONTROLS, INC.	700	81,039
MW	MENS WEARHOUSE, INC.	1,250	63,838
MSI	MOVIE STAR, INC.*	31,300	78,876
NKE	NIKE, INC.	2,000	116,580
PAE	PEACE ARCH ENTERTAINMENT GROUP, INC*	74,400	156,984
SCVL	SHOE CARNIVAL, INC.*	2,700	74,223
TM	TOYOTA MOTOR CORP. - ADR	600	75,528

CONSUMER STAPLES - 3.6%			1,625,023
BG	BUNGE LTD.	700	59,150
CU	COMPANIA CERVECERIAS UNIDAS - ADR	3,900	143,793
FDP	FRESH DEL MONTE PRODUCE, INC.	1,800	45,090
GMK	GRUMA - ADR	10,000	132,700
LBIX	LEADING BRANDS, INC.*	146,050	616,331
PARL	PARLUX FRAGRANCES, INC.*	8,600	38,184
PPC	PILGRIMS PRIDE CORP.	1,300	49,621
PG	PROCTER & GAMBLE CO.	3,500	214,165
PMID	PYRAMID BREWERIES, INC.*	26,051	89,355
SDA	SADIA - ADR	3,500	163,450
SAFM	SANDERSON FARMS, INC.	1,300	58,526
WVVI	WILAMETTE VALLEY VINEYARDS, INC.*	2,100	14,658

ENERGY - 17.9%			7,916,782
ALY	ALLIS CHALMERS ENERGY, INC.*	13,600	312,664
APA	APACHE CORP.	1,500	122,385
BRG	BG GROUP PLC - ADR	1,200	98,148
CPE	CALLON PETROLEUM CO.*	32,200	456,274
CFK	CE FRANKLIN LTD.*	7,000	81,550
CHK	CHESAPEAKE ENERGY CORP.	3,900	134,940
CVX	CHEVRON CORP.	2,500	210,600
CPX	COMPLETE PRODUCTION SERVICES*	5,700	147,345
COP	CONOCOPHILLIPS	3,000	235,500

The accompanying notes are an integral part of these financial statements.

Annual Report - 8

MASTERS 100 FUND

DNN	DENISON MINES CORP.*	7,200	86,040
DO	DIAMOND OFFSHORE DRILLING, INC.	2,700	274,212
ECA	ENCANA CORP.	1,200	73,740
ESV	ENSCO INTERNATIONAL INC.	4,400	268,444
FRO	FRONTLINE, LTD.	6,200	284,270
GW	GREY WOLF, INC.*	8,900	73,336
HP	HELMERICH & PAYNE, INC.	6,600	233,772
HGT	HUGOTON ROYALTY TRUST	11,969	301,978
LUFK	LUFKIN INDUSTRIES, INC.	3,800	245,290
NE	NOBLE CORP.	3,100	302,312
OXY	OCCIDENTAL PETROLEUM CORP.	7,300	422,524
OMNI	OMNI ENERGY SERVICES*	5,200	58,240
PTEN	PATTERSON-UTI ENERYGY, INC.	26,800	702,428
BTU	PEABODY ENERGY CORP.	2,600	125,788
PWE	PENN WEST ENERGY TRUST	14,000	467,180
PZE	PETROBRAS ENERGIA PARTICIPACIONES - ADR*	8,400	91,140
PXP	PLAINS EXPLORATION & PRODUCTION CO.*	1,000	47,810
PVX	PROVIDENT ENERGY TRUST	5,990	71,221
TELOZZ	TEL OFFSHORE TRUST	90	928
TSO	TESORO CORP	8,400	480,060
TRGL	TOREADOR RESOURCES CORP.*	4,200	63,000
EGY	VAALCO ENERGY, INC*	10,000	48,300
VLO	VALERO ENERGY CORP.	18,892	1,395,363

FINANCIALS - 16.6%			7,350,890
TCHC	21ST CENTURY HOLDING CO.	6,500	69,810
ACA	ACA CAPITAL HOLDINGS, INC.*	5,700	67,830
PVD	ADMINISTRADA DE FONDOS
	DE PENSIONES PROVIDA - ADR	7,100	222,443
AMG	AFFILIATED MANAGERS GROUP	1,000	128,760
AMP	AMERIPRISE FINANCIAL, INC.	1,000	63,570
ACGL	ARCH CAPITAL GROUP, LTD.	1,400	101,556
ASFI	ASTA FUNDING, INC.	3,600	138,348
BFNB	BEACH FIRST NATIONAL BANCSHARES, INC.*	1,606	35,846
BRKB	BERKSHIRE HATHAWAY
	HOLDINGS, INC. - CLASS B*	118	425,390
BRKA	BERKSHIRE HATHAWAY
	HOLDINGS, INC. - CLASS A*	3	328,425
CLMS	CALAMOS ASSET MANAGEMENT INC. - CLASS A	2,000	51,100
CSH	CASH AMERICA INTERNATIONAL, INC.	3,200	126,880
CORS	CORUS BANKSHARES, INC.	6,000	103,560
BAP	CREDICORP, LTD.	2,600	159,042
CRMH	CRM HOLDINGS, LTD.*	15,480	118,422
DHIL	DIAMOND HILL INVESTMENT GROUP, INC.*	12,493	1,127,743
ETFC	E*TRADE FINANCIAL CORP.	2,000	44,180
EMCI	EMC INSURANCE GROUP, INC.	3,100	76,942
ENH	ENDURANCE SPECIALTY HOLDINGS, LTD.	5,900	236,236
EPHC	EPOCH HOLDING CORP.*	8,883	118,943
FNM	FANNIE MAE	4,100	267,853
GBL	GAMCO INVESTORS, INC.	4,200	235,410
GS	GOLDMAN SACHS GROUP, INC.	400	86,700
GYRO	GYRODYNE CO. OF AMERICA, INC.*	2,025	116,336
IBCA	INTERVEST BANCSHARES CORP.	4,300	121,088

The accompanying notes are an integral part of these financial statements.

Annual Report - 9

IPCR	IPC HOLDINGS, LTD.	7,400	238,946
IMP	ITLA CAPITAL CORP.	8,400	437,808
KFS	KINGSWAY FINANCIAL SERVICES, INC.	8,500	157,080
MIGP	MERCER INSURANCE GROUP, INC.	6,400	127,360
NEWT	NEWTEK BUSINESS SERVICES, INC.*	36,635	69,607
OPY	OPPENHEIMER HOLDINGS, INC.	3,100	159,650
PKBK	PARKE BANCORP, INC.	1,300	21,606
PCAP	PATRIOT CAPITAL FUNDING, INC.	12,300	182,655
PRU	PRUDENTIAL FINANCIAL, INC.	500	48,615
RDN	RADIAN GROUP, INC.	1,000	54,000
SAFT	SAFETY INSURANCE GROUP, INC.	3,800	157,320
SFG	STANCORP FINANCIAL GROUP, INC.	1,000	52,480
TRAD	TRADESTATION GROUP, INC*	36,200	421,730
GROW	U.S. GLOBAL INVESTORS, INC.	24,135	547,140
WHG	WESTWOOD HOLDINGS GROUP, INC.	3,000	102,480

HEALTH CARE - 13.3%			5,913,196
ADAM	A.D.A.M., INC.*	2,114	14,608
AKRX	AKORN, INC.*	43,200	301,968
AMRN	AMARIN CORP PLC - ADR*	189,000	111,510
ASPV	ASPREVA PHARMACEUTICALS CORP.*	16,800	290,640
AVNR	AVANIR PHARMACEUTICALS*	39,600	94,644
CTE	CARDIOTECH INTERNATIONAL, INC.*	25	33
ELN	ELAN CORP. PLC - ADR*	157,100	3,445,203
HGRD	HEALTH GRADES, INC.*	8,600	55,986
HUM	HUMANA, INC*	3,100	188,821
MOH	MOLINA HEALTHCARE, INC*	7,000	213,640
NVO	NOVO NORDISK A/S - ADR	4,000	434,640
QDEL	QUIDEL CORP.*	8,000	140,480
SURG	SYNERGETICS USA, INC.*	6,500	22,685
UNH	UNITEDHEALTH GROUP, INC.	11,700	598,338

INDUSTRIALS - 12.9%			5,707,188
ABIX	ABATIX CORP.*	33,427	338,281
ARII	AMERICAN RAILCAR INDUSTRIES, INC.	10,900	425,100
CNRD	CONRAD INDUSTRIES, INC.*	3,700	47,360
CSX	CSX CORP.	1,400	63,112
DPW	DIGITAL POWER CORP.*	26,950	35,304
BOOM	DYANAMIC MATERIALS CORP.	3,600	135,000
EEI	ECOLOGY & ENVIRONMENT, INC.	5,700	73,245
ESLT	ELBIT SYSTEMS, LTD.	2,600	111,124
ERS	EMPIRE RESOURCES, INC.	4,300	41,495
RAIL	FREIGHTCAR AMERICA, INC.	12,500	598,000
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	4,100	216,029
GSH	GUANGSHEN RAILWAY CO. LTD. - ADR	10,100	408,545
HRSH	HIRSCH INTERNATIONAL CORP.*	73,000	302,950
HURC	HURCO COMPANIES, INC.*	3,000	149,940
HBP	HUTTIG BUILDING PRODUCTS, INC.*	100	757
JCTCF	JEWETT-CAMERON TRADING CO., LTD.*	14,250	119,558
KTII	K-TRON INTERNATIONAL, INC.*	2,000	202,740
KRSL	KREISLER MANUFACTURING CORP.*	6,438	99,918
LMS	LAMSON & SESSIONS CO.*	8,200	217,874
MFW	M & F WORLDWIDE CORP.*	2,900	193,082

The accompanying notes are an integral part of these financial statements.

Annual Report - 10

MASTERS 100 FUND

NSC	NORFOLK SOUTHERN CORP.	2,200	115,654
SIMC	SIMCLAR, INC.*	12,900	79,077
SXC	STANTEC, INC.*	404	13,223
TRCI	TECHNOLOGY RESEARCH CORP.	9,600	38,496
TGIS	THOMAS GROUP, INC.	11,097	116,629
TRN	TRINITY INDUSTRIES, INC.	9,500	413,630
UNP	UNION PACIFIC CORP.	1,400	161,210
UIC	UNITED INDUSTRIAL CORP.	2,000	119,960
UUU	UNIVERSAL SECURITY INSTRUMENTS, INC.*	8,718	273,484
VSEC	VSE CORP.	11,598	427,154
XNN	XENONICS HOLDINGS, INC.*	66,900	169,257

INFORMATION TECHNOLOGY - 7.1%			3,154,051
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	22,300	113,730
AIXG	AIXTRON AKTIENGESELLSCHAFT - ADR*	153	1,331
AFOP	ALLIANCE FIBER OPTIC PRODUCTS, INC.*	42,952	89,340
CRYP	CRYPTOLOGIC, LTD.	6,200	151,280
CSPI	CSP, INC.*	37	331
CVV	CVD EQUIPMENT CORP.*	8,600	45,150
ECHO	ELECTRONIC CLEARING HOUSE, INC.*	93	1,302
EONC	EON COMMUNICATIONS CORP.*	34,341	31,937
EPIQ	EPIQ SYSTEMS, INC.*	10,950	176,952
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	444	24,100
GIGM	GIGAMEDIA LTD.*	2,200	29,656
HLIT	HARMONIC, INC.*	100	887
IXYS	IXYS CORP.*	10,700	89,345
LOGC	LOGIC DEVICES, INC.*	9,893	22,061
MA	MASTERCARD, INC.	7,400	1,227,438
MU	MICRON TECHNOLOGY, INC.*	20,800	260,624
NOIZ	MICRONETICS, INC.*	12,600	115,416
MSFT	MICROSOFT CORP.	5,000	147,350
NTWK	NETSOL TECHNOLOGIES, INC.*	27	47
OVTI	OMNIVISION TECHNOLOGIES, INC.*	14,400	260,784
ONNN	ON SEMICONDUCTOR CORP.*	9,300	99,696
PRFT	PERFICIENT, INC.*	1,300	26,910
RDCM	RADCOM, LTD.*	420	563
RMTR	RAMTRON INTERNATIONAL CORP.*	15,100	48,320
STKR	STOCKERYALE, INC.*	51,542	71,643
TQNT	TRIQUINT SEMICONDUCTOR, INC.*	14,300	72,358
XWG	WIRELESS XCESSORIES GROUP, INC.*	13,000	45,500

MATERIALS - 11.2%			4,988,514
AKZOYY	AKZO NOBEL - ADR	4,700	403,401
ARSD	ARABIAN AMERICAN DEVELOPMENT CO.*	28,300	182,535
ARJ	ARCH CHEMICALS, INC.	4,200	147,588
AZK	AURIZON MINES, LTD.*	47,400	156,420
CX	CEMEX - ADR*	17,200	634,680
CGR	CLAUDE RES INC*	105,042	147,059
EGI	ENTREE GOLD, INC.*	55,200	135,240
GG	GOLDCORP, INC.	4,200	99,498
GSS	GOLDEN STAR RESOURCES, LTD.*	23,500	87,185
GBN	GREAT BASIN GOLD, LTD.*	79,000	201,450
MRB	METALLICA RESOURCES, INC*	32,500	146,250

The accompanying notes are an integral part of these financial statements.

Annual Report - 11

MFN	MINEFINDERS, LTD.*	7,100	81,579
MNEAF	MINERA ANDES, INC.*	119,800	239,600
MNG	MIRAMAR MINING CORP.*	39,000	167,310
NTO	NORTHERN ORION RESOURCES, INC.*	35,200	200,288
NXG	NORTHGATE MINERALS CORP.*	367,500	1,065,750
PLM	POLYMET MINING CORP.*	34,000	124,780
PKX	POSCO - ADR	1,700	204,000
SA	SEABRIDGE GOLD, INC.*	3,600	73,836
TGB	TASEKO MINES, LTD.*	54,700	202,390
TCK	TECK COMINCO, LTD.	3,200	136,000
UFPT	UFP TECHNOLOGIES, INC.*	8,600	43,946
USLM	UNITED STATES LIME & MINERALS*	2,929	107,729

TELECOMMUNICATION SERVICES - 2.3%			1,006,285
CBB	CINCINNATI BELL, INC.	21,500	124,270
GLBC	GLOBAL CROSSING, LTD.*	3,600	67,968
HTCO	HICKORY TECH CORP.*	100	910
DCM	NTT DOCOMO, INC. - ADR	11,100	175,380
PAET	PAETEC HOLDING CORP.*	10,800	121,932
TEF	TELEFONICA - ADR	2,200	146,872
TKAGYY	TELEKOM AUSTRIA - ADR	1,000	49,970
TMB	TELEMIG CELULAR PARTICIPACOES - ADR	3,300	166,122
TELNY	TELENOR - ADR	2,600	152,861

UTILITIES - 0.7%			310,595
CNP	CENTERPOINT ENERGY, INC.	2,600	45,240
ELE	ENDESA - ADR	1,900	100,358
KEP	KOREA ELECTRIC POWER CORP. - ADR*	5,100	111,690
SRE	SEMPRA ENERGY	900	53,307

INVESTMENT COMPANIES - 5.9%			2,597,450
(cost $2,472,781)
AINV	APOLLO INVESTMENT CORP.	9,400	202,288
FXF	CURRENCYSHARES SWISS FRANC TRUST	5,200	426,556
PSQ	PROSHARES TRUST SHORT QQQ	3,000	173,610
TWM	PROSHARES TRUST
	ULTRASHORT RUSSELL 2000	14,600	911,040
SPY	SPDR TRUST SERIES 1	3,900	586,677
EMF	TEMPLETON EMERGING MARKETS FUND	15,300	297,279

CASH EQUIVALENTS - 4.9%			2,155,468
(cost $2,155,468)
HIGHMARK 100% US TREAS MM		1,077,734	1,077,734
HIGHMARK DIVERSIFIED MM-FID		1,077,734	1,077,734

TOTAL INVESTMENT SECURITIES - 100.3%			44,464,057
(cost $36,399,125)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)			(151,704)

NET ASSETS - 100.0%			$44,312,353

*	Non-income producing security.
ADR – American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Annual Report - 12

MASTERS 100 FUND
Statement of Assets and Liabilities
June 30, 2007

ASSETS
Investment securities:
At acquisition cost	$36,399,125
At market value (Note 2)	$44,464,057
Interest and dividends receivable	51,682
Receivable for portfolio investments sold	6,593
Receivable for capital shares sold	33,250
Other Assets	15
TOTAL ASSETS	44,555,597

LIABILITIES
Payable for portfolio investments purchased	149,371
Payable for capital shares redeemed	16,960
Accrued investment advisory fee	55,563
Accrued administrative fee	16,669
Other Payables	4,681
TOTAL LIABILITIES	243,244

NET ASSETS	$44,312,353

Net assets consist of:
Paid in capital	$34,690,258
Undistributed net investment income	7,212
Accumulated net realized gain from security transactions	1,549,939
Net unrealized appreciation of investments	8,064,944
Net assets	$44,312,353

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,685,901

Net asset value, offering price and redemption
price per share (Note 2)	$16.50

The accompanying notes are an integral part of these financial statements.

Annual Report - 13

Statement Of Operations
Year Ended June 30, 2007

INVESTMENT INCOME
Dividends (net of withholding tax $22,927)	$461,970
Interest	97,152
TOTAL INVESTMENT INCOME	559,122

EXPENSES
Investment advisory fees (Note 4)	641,547
Administrative fees (Note 4)	192,464
TOTAL EXPENSES	834,011

NET INVESTMENT INCOME LOSS	(274,889)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain on investments	5,436,669
Capital gain distributions from regulated investment companies	29,622
Net change in unrealized appreciation of investments	3,399,267

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,865,558

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,590,669

The accompanying notes are an integral part of these financial statements.

Annual Report - 14

MASTERS 100 FUND

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/07	6/30/06
FROM OPERATIONS:
Net investment income loss	$(274,889)	$(243,525)
Net realized gain on investments	5,436,669	6,874,439
Capital gain distributions from
regulated investment companies	29,622	—
Net change in unrealized appreciation (depreciation)
on investments	3,399,267	1,422,779
Net increase (decrease) in net assets
resulting from operations	8,590,669	8,053,693

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,860,169	10,665,302
Net asset value of shares issued to
shareholders in reinvestment of distributions	—	—
Payments of shares redeemed	(13,263,127)	(15,878,870)
Net increase (decrease) in net assets
from capital share transactions	(8,402,958)	(5,213,568)

TOTAL INCREASE (DECREASE) IN NET ASSETS	187,711	2,840,125

NET ASSETS:
Beginning of year	44,124,642	41,284,517
End of year	$44,312,353	$44,124,642

Capital Share Activity
Shares sold	332,806	809,814
Shares issued in reinvestment
of distributions to shareholders	—	—
Shares redeemed	(921,376)	(1,257,048)
Net increase (decrease) in shares outstanding	(588,570)	(447,234)
Shares outstanding, beginning of year	3,274,471	3,271,705
Shares outstanding, end of year	2,685,901	3,274,471

The accompanying notes are an integral part of these financial statements.

Annual Report - 15

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03
Net asset value at
beginning of period	$13.48	$11.09	$12.49	$11.05	$10.63

Income from
Investment Operations:
Net investment
income (loss)	(0.10)	(0.07)	(0.03)	(0.13)	(0.02)
Net realized and unrealized
gain (loss) on investments	3.12	2.46	(0.36)	2.47	0.45
Total from
investment operations	3.02	2.39	(0.39)	2.34	0.43

Less distributions from:
Realized gains	—	—	(1.01)	(0.90)	(0.01)
Total distributions	—	—	(1.01)	(0.90)	(0.01)

Net asset value at
end of period	$16.50	$13.48	$11.09	$12.49	$11.05

Total Return	22.40%	21.55%	(3.14)%	20.92%	4.00%

Net assets at
end of period (millions)	$44.3	$44.1	$41.3	$79.0	$32.1

Ratio of expenses
to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss
to average net assets:	(0.64)%	(0.57)%	(0.20)%	(1.26)%	(0.27)%
Portfolio turnover rate	134%	156%	647%	504%	368%

The accompanying notes are an integral part of these financial statements.

Annual Report - 16

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2007

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2007, the Fund held securities of 209 different issuers in all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of June 30, 2007 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Annual Report - 18

MASTERS 100 FUND

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2007, the Fund had post-October losses of $0.  At June 30, 2007, the Fund has estimated capital loss carryforwards of $1,242,150 which expires in 2010.  The carryforward loss was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2007, the Fund increased paid-in-capital by $370, decreased accumulated gain/losses by $354,068 and increased accumulated net investment loss by $353,698.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ’’more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the application of FIN 48 to the Fund and, based on the analysis completed to date, does not anticipate any material impact on the financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

Annual Report - 19

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2007 are summarized below:

Purchases	$54,981,350
Sales	$61,741,784

There were no purchases or sales of long-term U.S. Government securities.

At June 30, 2007, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$9,512,662
Unrealized depreciation	$(1,594,318)
Net unrealized appreciation on investments	$7,918,344

At June 30, 2007 the cost of investments for federal income tax purposes was $36,545,713.  The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

4. Investment Advisory and Administration Agreements

Advisory Fees– The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2007, the Fund incurred $641,547 in advisory fees.

Annual Report - 20

MASTERS 100 FUND

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2007, the Fund incurred administration fees of $192,464.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

There were no distributions to shareholders for the fiscal year ended June 30, 2007 and the fiscal year ended June 30, 2006.

At June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,058,208
Capital loss carryforward (Note 2)	(1,242,150)
Accumulated gains on investments	1,887,681
Unrealized appreciation	7,918,356
$9,622,095

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

Annual Report - 21

This Page Is Intentionally Blank

Annual Report - 22

MASTERS 100 FUND

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2007

Annual Report - 23

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Ashley E. Boren	46	Trustee since August 2004
1200 Park Place, Suite 100
San Mateo, CA 94403

Arthur L. Roth	82	Trustee, Chairman of Board since 1999
1200 Park Place, Suite 100
San Mateo, CA 94403

William J. Scilacci	84	Trustee since December 1999
1200 Park Place, Suite 100
San Mateo, CA 94403

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served
Kendrick W. Kam	47	Trustee, President and Treasurer since
1200 Park Place, Suite 100		December 1999
San Mateo, CA 94403

Erin La Porte	27	Secretary since August 2006*
615 East Michigan Street
Milwaukee, WI 53202

*	Erin LaPorte resigned as Secretary as of July 27, 2007.

Annual Report - 24

MASTERS 100 FUND

Independent Trustees

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

Executive Director, Sustainable	2	Robert and Patricia Switzer
Conservation, a non-profit		Foundation (2002 - Present)
environmental organization
(1997 - Present)

Retired; Director and CEO, a division	2	None
of Levi Strauss & Co., a clothing
manufacturer (1949 to 1973);
CEO, PharmChem Laboratories,
a national drug testing firm
(1981 to 1987)

Retired; Director, Bank of Santa	2	Director Bank of Santa Clara
Clara (1973-2000); President,		(1973-2000)
Bank of Santa Clara (1982-1993)

Interested Trustees and Officers
	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
President, Marketocracy, Inc.	2	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC (2000
to present), Ingenuity Capital
Management LLC (July 1999 to
2004); President, Interactive
Research Advisers, Inc. and
co-portfolio manager (1993 to 1999)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2001 – Present)

Annual Report - 25

Privacy Policy
Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Annual Report - 26

MASTERS 100 FUND

This Page Is Intentionally Blank

Annual Report - 27

Availability of Quarterly Portfolio Schedule
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482. Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.
The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Report - 28

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

\Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2007	FYE 6/30/2006
Audit Fees	$16,000	$15,000
Audit-Related Fees	-	-
Tax Fees	$3,500	$3,500
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2007	FYE 6/30/2006
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  September 5, 2007

* Print the name and title of each signing officer under his or her signature.